EXHIBIT 99.1


                                                                     MCE
                                                             MORGAN CREEK ENERGY


NEWS RELEASE


             MORGAN CREEK ENERGY MOVES UP DRILLING INITIATIVE ON THE
                       NORTH FORK 3D PROSPECT IN OKLAHOMA


Dallas, Texas / PR Newswire - October 5, 2009 -Morgan Creek Energy Corp. (the "Company") (SYMBOL MCKE-OTCBB, M6C1-Frankfurt) announces that management has decided to prioritize the exploration drilling program on the North Fork 3D prospect in Beaver County, Oklahoma.

Further to its news release of June 3, 2009, Morgan Creek Energy Corp. has entered into a Definitive Agreement, with Bonanza Resources Corporation ("Bonanza"), for an option to earn a 60% working interest of Bonanza's 85% working interest in the North Fork 3-D prospect in Beaver County, Oklahoma. In order to exercise the option, Morgan Creek is required to incur US$2,400,000 in exploration and drilling expenditures. Bonanza Resources has completed a multi-component interpretive 3-D survey on approximately 8,500 acres to image the Morrow A and B sands. This 3-D interpretive survey has identified 40 drill ready target locations.

Company President and CEO, Peter Wilson states, "The prioritization of the drilling in Oklahoma will accelerate our corporate initiative to drill what management believes to be the best possible target for production success with the least risk associated in our current exploration portfolio."

Bonanza Resources Corporation, through its subsidiary, acquired an 85% interest in the North Fork 3-D prospect pursuant to an agreement with Radiant Energy, LLC and Ryan Petroleum, LLC dated February 25, 2008 (the "Original Agreement"). Pursuant to the Definitive Agreement, Morgan Creek will assume 60% of Bonanza's rights, title, interest and obligations under the Original Agreement for the duration of the option period and will continue to do so in the event that the option is exercised.

ABOUT MORGAN CREEK ENERGY CORP.:

Morgan Creek Energy Corp. is a natural resource exploration company engaged in the acquisition and development of strategic oil and natural gas properties. For further information see: WWW.MORGANCREEKENERGY.COM

Symbol:  OTCBB - MCKE;  Frankfurt/Berlin  Symbol - M6C1, WKN No.: A0QYTM;  ISIN:
61732R 206

CONTACT NORTH AMERICA: INVESTOR RELATIONS
Tel.: 214-722-6490

CONTACT EUROPE: INVESTOR RELATIONS
Tel.: 49-69-7593-8467

SAFE HARBOR STATEMENT
THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

                                                                     MCE
                                                             MORGAN CREEK ENERGY



EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.